                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - September 26, 2005
                       -----------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
      ---------------------------------------------------------------------
          (as depositor under a certain Pooling and Servicing Agreement dated as of May 1, 2005, providing for the issuance of Mortgage
                    Pass-Through Certificates, Series 2005-A)
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-115371-05                  52-2029487
------------------------        ---------------------        -----------------------
(State of Incorporation)        (Commission File No.)        (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.        Other Events.

         Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the September 26, 2005 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POPULAR ABS, INC.



                                   By: /s/ James H. Jenkins
                                       -------------------------------------
                                       James H. Jenkins,
                                       Executive Vice President and CFO



Dated: September 26, 2005


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----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Page 1 of 7

                                         POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                                STATEMENT TO CERTIFICATEHOLDERS
                                                       SEPTEMBER 26, 2005
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                                BEGINNING                                                                             ENDING
                ORIGINAL        PRINCIPAL                                                   REALIZED     DEFERRED    PRINCIPAL
    CLASS       FACE VALUE       BALANCE          PRINCIPAL      INTEREST        TOTAL       LOSSES      INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
     AF1      42,380,000.00    39,281,441.49    1,714,983.92    131,330.95    1,846,314.87        0.00     0.00      37,566,457.57
     AF2      26,370,000.00    26,370,000.00            0.00     98,755.65       98,755.65        0.00     0.00      26,370,000.00
     AF3       7,890,000.00     7,890,000.00            0.00     32,046.55       32,046.55        0.00     0.00       7,890,000.00
     AF4      15,180,000.00    15,180,000.00            0.00     65,944.45       65,944.45        0.00     0.00      15,180,000.00
     AF5      10,200,000.00    10,200,000.00            0.00     40,953.00       40,953.00        0.00     0.00      10,200,000.00
      AV      82,820,000.00    76,296,845.72    5,275,437.34    253,729.40    5,529,166.74        0.00     0.00      71,021,408.38
      M1      23,090,000.00    23,090,000.00            0.00     83,560.14       83,560.14        0.00     0.00      23,090,000.00
      M2      14,000,000.00    14,000,000.00            0.00     53,153.33       53,153.33        0.00     0.00      14,000,000.00
      M3       2,820,000.00     2,820,000.00            0.00     10,857.00       10,857.00        0.00     0.00       2,820,000.00
      M4       4,540,000.00     4,540,000.00            0.00     19,335.36       19,335.36        0.00     0.00       4,540,000.00
      M5       2,330,000.00     2,330,000.00            0.00     10,130.32       10,130.32        0.00     0.00       2,330,000.00
      M6       3,320,000.00     3,320,000.00            0.00     15,615.07       15,615.07        0.00     0.00       3,320,000.00
      B1       4,300,000.00     4,300,000.00            0.00     22,966.05       22,966.05        0.00     0.00       4,300,000.00
      B2       3,320,000.00     3,320,000.00            0.00     17,731.93       17,731.93        0.00     0.00       3,320,000.00
      B3       3,075,000.00     3,075,000.00            0.00     16,423.40       16,423.40        0.00     0.00       3,075,000.00
       R               0.00             0.00            0.00          0.00            0.00        0.00     0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------
    TOTALS   245,635,000.00   236,013,287.21    6,990,421.26    872,532.60    7,862,953.86        0.00     0.00     229,022,865.95
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
      X      245,635,417.10   237,339,771.48            0.00          0.00           0.00         0.00     0.00     230,745,035.95
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   ---------------------
                                 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                 PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   ---------------------
                                 BEGINNING                                                     ENDING                CURRENT PASS-
    CLASS        CUSIP           PRINCIPAL       PRINCIPAL       INTEREST         TOTAL       PRINCIPAL        CLASS  THRU RATE
----------------------------------------------------------------------------------------------------------   ---------------------
     AF1       73316PCU2        926.88630227     40.46682209    3.09888981     43.56571189  886.41948018        AF1     3.761250 %
     AF2       73316PCV0      1,000.00000000      0.00000000    3.74500000      3.74500000  1,000.00000000      AF2     4.494000 %
     AF3       73316PCW8      1,000.00000000      0.00000000    4.06166667      4.06166667  1,000.00000000      AF3     4.874000 %
     AF4       73316PCX6      1,000.00000000      0.00000000    4.34416667      4.34416667  1,000.00000000      AF4     5.213000 %
     AF5       73316PCY4      1,000.00000000      0.00000000    4.01500000      4.01500000  1,000.00000000      AF5     4.818000 %
     AV        73316PCZ1        921.23696837     63.69762545    3.06362473     66.76125018    857.53934291       AV     3.741250 %
     M1        73316PDA5      1,000.00000000      0.00000000    3.61888870      3.61888870  1,000.00000000       M1     4.071250 %
     M2        73316PDB3      1,000.00000000      0.00000000    3.79666643      3.79666643  1,000.00000000       M2     4.271250 %
     M3        73316PDC1      1,000.00000000      0.00000000    3.85000000      3.85000000  1,000.00000000       M3     4.331250 %
     M4        73316PDD9      1,000.00000000      0.00000000    4.25888987      4.25888987  1,000.00000000       M4     4.791250 %
     M5        73316PDE7      1,000.00000000      0.00000000    4.34777682      4.34777682  1,000.00000000       M5     4.891250 %
     M6        73316PDF4      1,000.00000000      0.00000000    4.70333434      4.70333434  1,000.00000000       M6     5.291250 %
     B1        73316PDG2      1,000.00000000      0.00000000    5.34094186      5.34094186  1,000.00000000       B1     6.008561 %
     B2        73316PDH0      1,000.00000000      0.00000000    5.34094277      5.34094277  1,000.00000000       B2     6.008561 %
     B3        73316PDJ6      1,000.00000000      0.00000000    5.34094309      5.34094309  1,000.00000000       B3     6.008561 %
----------------------------------------------------------------------------------------------------------   ---------------------
    TOTALS                      960.82922715     28.45857170    3.55215096     32.01072266    932.37065544
==========================================================================================================   =====================

----------------------------------------------------------------------------------------------------------   ---------------------
      X           N/A           966.22781145      0.00000000    0.00000000      0.00000000    939.38015403       X      0.000000 %
----------------------------------------------------------------------------------------------------------   ---------------------

      -------------------------------------------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                                        Lauren M Grunley
                                    JPMorgan Chase Bank, N.A. - Structured Finance Services
                                           Tel: (212) 623-5428 / Fax: (212) 623-5931
      -------------------------------------------------------------------------------------------------------------------
JPMORGAN [Graphic Appears Here]                                COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

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                                                                                         Page 2 of 7

                            POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                          SEPTEMBER 26, 2005
----------------------------------------------------------------------------------------------------
Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                              Group I Scheduled Principal                                 104,747.46
                              Group I Curtailments                                          9,295.00
                              Group I Prepayments                                       1,503,866.53
                              Group I Repurchases                                               0.00
                              Group I Liquidation Proceeds                                      0.00

                              Group II Scheduled Principal                                120,569.13
                              Group II Curtailments                                         3,802.30
                              Group II Prepayments                                      4,852,455.11
                              Group II Repurchases                                              0.00
                              Group II Liquidation Proceeds                                     0.00

                              Extra Principal Distribution Amount                         395,685.73

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                              Interest Distribution - AF-1                                131,330.95
                              Unpaid Interest - AF-1                                            0.00
                              Remaining Unpaid Interest - AF-1                                  0.00

                              Interest Distribution - AF-2                                 98,755.65
                              Unpaid Interest - AF-2                                            0.00
                              Remaining Unpaid Interest - AF-2                                  0.00

                              Interest Distribution - AF-3                                 32,046.55
                              Unpaid Interest - AF-3                                            0.00
                              Remaining Unpaid Interest - AF-3                                  0.00

                              Interest Distribution - AF-4                                 65,944.45
                              Unpaid Interest - AF-4                                            0.00
                              Remaining Unpaid Interest - AF-4                                  0.00

                              Interest Distribution - AF-5                                 40,953.00
                              Unpaid Interest - AF-5                                            0.00
                              Remaining Unpaid Interest - AF-5                                  0.00

                              Interest Distribution - AV                                  253,729.40
                              Unpaid Interest - AV                                              0.00
                              Remaining Unpaid Interest - AV                                    0.00

                              Interest Distribution - M-1                                  83,560.14
                              Unpaid Interest - M-1                                             0.00
                              Remaining Unpaid Interest - M-1                                   0.00
----------------------------------------------------------------------------------------------------

JPMORGAN [Graphic Appears Here]           COPYRIGHT 2005 J.P.MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                         Page 3 of 7

                            POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A

                                          SEPTEMBER 26, 2005
----------------------------------------------------------------------------------------------------
                        Interest Distribution - M-2                                        53,153.33
                        Unpaid Interest - M-2                                                   0.00
                        Remaining Unpaid Interest - M-2                                         0.00

                        Interest Distribution - M-3                                        10,857.00
                        Unpaid Interest - M-3                                                   0.00
                        Remaining Unpaid Interest - M-3                                         0.00

                        Interest Distribution - M-4                                        19,335.36
                        Unpaid Interest - M-4                                                   0.00
                        Remaining Unpaid Interest - M-4                                         0.00

                        Interest Distribution - M-5                                        10,130.32
                        Unpaid Interest - M-5                                                   0.00
                        Remaining Unpaid Interest - M-5                                         0.00

                        Interest Distribution - M-6                                        15,615.07
                        Unpaid Interest - M-6                                                   0.00
                        Remaining Unpaid Interest - M-6                                         0.00

                        Interest Distribution - B-1                                        22,966.05
                        Unpaid Interest - B-1                                                   0.00
                        Remaining Unpaid Interest - B-1                                         0.00

                        Interest Distribution - B-2                                        17,731.93
                        Unpaid Interest - B-2                                                   0.00
                        Remaining Unpaid Interest - B-2                                         0.00

                        Interest Distribution - B-3                                        16,423.40
                        Unpaid Interest - B-3                                                   0.00
                        Remaining Unpaid Interest - B-3                                         0.00

             Interest Reductions
                        Net Prepayment Interest Shortfalls                                      0.00
                        Relief Act Reductions                                                   0.00

                        Class AF-1 Interest Reduction                                           0.00
                        Class AF-2 Interest Reduction                                           0.00
                        Class AF-3 Interest Reduction                                           0.00
                        Class AF-5 Interest Reduction                                           0.00
                        Class AF-4 Interest Reduction                                           0.00
                        Class AV Interest Reduction                                             0.00
                        Class M-1 Interest Reduction                                            0.00
                        Class M-2 Interest Reduction                                            0.00
                        Class M-3 Interest Reduction                                            0.00
                        Class M-4 Interest Reduction                                            0.00
                        Class M-5 Interest Reduction                                            0.00
----------------------------------------------------------------------------------------------------

JPMORGAN [Graphic Appears Here]           COPYRIGHT 2005 J.P.MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                    Page 4 of 7

                                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                   SEPTEMBER 26, 2005
-----------------------------------------------------------------------------------------------------------------------
                                      Class M-6 Interest Reduction                                                 0.00
                                      Class B-1 Interest Reduction                                                 0.00
                                      Class B-2 Interest Reduction                                                 0.00
                                      Class B-3 Interest Reduction                                                 0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                      Class AF-1 Available Funds Shortfall                                         0.00
                                      Class AF-2 Available Funds Shortfall                                         0.00
                                      Class AF-3 Available Funds Shortfall                                         0.00
                                      Class AF-4 Available Funds Shortfall                                         0.00
                                      Class AF-5 Available Funds Shortfall                                         0.00
                                      Class AV Available Funds Shortfall                                           0.00
                                      Class M-1 Available Funds Shortfall                                          0.00
                                      Class M-2 Available Funds Shortfall                                          0.00
                                      Class M-3 Available Funds Shortfall                                          0.00
                                      Class M-4 Available Funds Shortfall                                          0.00
                                      Class M-5 Available Funds Shortfall                                          0.00
                                      Class M-6 Available Funds Shortfall                                          0.00
                                      Class B-1 Available Funds Shortfall                                          0.00
                                      Class B-2 Available Funds Shortfall                                          0.00
                                      Class B-3 Available Funds Shortfall                                          0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                      Group I Beginning Pool Balance                                      99,409,232.65
                                      Group I Ending Pool Balance                                         97,791,323.66
                                      Group II Beginning Pool Balance                                    137,930,538.83
                                      Group II Ending Pool Balance                                       132,953,712.29
                                      Total Beginning Pool Balance                                       237,339,771.48
                                      Total Ending Pool Balance                                          230,745,035.95

Sec. 4.03(a)(vi)        Servicing Fee

                                      Group I Servicing Fee                                                   41,420.51
                                      Group II Servicing Fee                                                  57,471.06

Sec. 4.03(a)(viii)      Delinquency Advances

                                      Group I Delinquency Advances Included in Current Distribution          387,978.24
                                      Group I Recouped Advances Included in Current Distribution                   0.00
                                      Group I Recouped Advances From Liquidations                                  0.00
                                      Group I Aggregate Amount of Advances Outstanding                       387,978.24

                                      Group II Delinquency Advances Included in Current Distribution         752,539.61
                                      Group II Recouped Advances Included in Current Distribution                  0.00
                                      Group II Recouped Advances From Liquidations                                 0.00
-----------------------------------------------------------------------------------------------------------------------

JPMORGAN [Graphic Appears Here]                              COPYRIGHT 2005 J.P.MORGAN CHASE & CO. ALL RIGHTS RESERVED.
-----------------------------------------------------------------------------------------------------------------------
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                                                                                  Page 5 of 7

                        POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                      SEPTEMBER 26, 2005
---------------------------------------------------------------------------------------------
                          Group II Aggregate Amount of Advances Outstanding        797,950.30



Section 4.03(a)(ix) A     Group I, Group II Loans Delinquent

                        ---------------------------------------------------------------------
                                           Delinquency by Group
                        ---------------------------------------------------------------------
                                                Group 1
                        ---------------------------------------------------------------------
                            Period         Number     Principal Balance     Percentage
                        ---------------------------------------------------------------------
                          0-30 days          32         3,583,969.50          3.66 %
                        ---------------------------------------------------------------------
                         31-60 days           2           110,497.06          0.11 %
                        ---------------------------------------------------------------------
                         61-90 days           2           152,967.24          0.16 %
                        ---------------------------------------------------------------------
                          91+days             0                 0.00          0.00 %
                        ---------------------------------------------------------------------
                           Total             36         3,847,433.80          3.93 %
                        ---------------------------------------------------------------------


                        ---------------------------------------------------------------------
                                            Delinquency by Group
                        ---------------------------------------------------------------------
                                                 Group 2
                        ---------------------------------------------------------------------
                             Period         Number     Principal Balance     Percentage
                        ---------------------------------------------------------------------
                            0-30 days         48         8,117,737.45          6.11 %
                        ---------------------------------------------------------------------
                           31-60 days          9         1,742,047.67          1.31 %
                        ---------------------------------------------------------------------
                           61-90 days          3           225,876.33          0.17 %
                        ---------------------------------------------------------------------
                            91+days            0                 0.00          0.00 %
                        ---------------------------------------------------------------------
                             Total            60        10,085,661.45          7.59 %
                        ---------------------------------------------------------------------

Sec. 4.03 (a)(ix)         B Group I, Group II Loans in Foreclosure

                        ---------------------------------------------------------------------
                                            Foreclosure by Group
                        ---------------------------------------------------------------------
                            Group       Number of
                           Number         Loans       Principal Balance      Percentage
                        ---------------------------------------------------------------------
                              1              2           210,291.16             0.22%
                        ---------------------------------------------------------------------
                              2              2           181,160.00             0.14%
                        ---------------------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I, Group II Loans in REO

                        ---------------------------------------------------------------------
                                                  REO by Group
                        ---------------------------------------------------------------------
                            Group       Number of
                            Number        Loans       Principal Balance      Percentage
                        ---------------------------------------------------------------------
                              1             0                0.00               0.00%
                        ---------------------------------------------------------------------
                              2             0                0.00               0.00%
                        ---------------------------------------------------------------------



                                Market Value of Group I REO Loans                        0.00
---------------------------------------------------------------------------------------------
JPMORGAN [Graphic Appears Here]    COPYRIGHT 2005 J.P.MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                Page 6 of 7

                                       POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                     SEPTEMBER 26, 2005
---------------------------------------------------------------------------------------------------------------------------
                                       Market Value of Group II REO Loans                                              0.00



Sec. 4.03(a)(xii)         Aggregate Stated Principal Balance of the Three Largest Loans

                                       Group I Three Largest Loans                                             2,033,944.87
                                       Group II Three Largest Loans                                            2,236,088.52
Sec. 4.03(a)(xiii)        Net WAC Cap Carryover
                                       Class AF-1 Net WAC Cap Carryover Amounts Due                                    0.00
                                       Class AF-1 Net WAC Cap Carryover Amounts Paid                                   0.00
                                       Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                          0.00

                                       Class AV Net WAC Cap Carryover Amounts Due                                      0.00
                                       Class AV Net WAC Cap Carryover Amounts Paid                                     0.00
                                       Class AV Net WAC Cap Carryover Remaining Amounts Due                            0.00
                                       Class B-1 Net WAC Cap Carryover Amounts Due                                 3,190.06
                                       Class B-1 Net WAC Cap Carryover Amounts Paid                                    0.00
                                       Class B-1 Net WAC Cap Carryover Remaining Amounts Due                       3,190.06
                                       Class B-2 Net WAC Cap Carryover Amounts Due                                 2,463.02
                                       Class B-2 Net WAC Cap Carryover Amounts Paid                                    0.00
                                       Class B-2 Net WAC Cap Carryover Remaining Amounts Due                       2,463.02
                                       Class B-3 Net WAC Cap Carryover Amounts Due                                 2,281.26
                                       Class B-3 Net WAC Cap Carryover Amounts Paid                                    0.00
                                       Class B-3 Net WAC Cap Carryover Remaining Amounts Due                       2,281.26

Sec. 4.03(a)(xiv)         Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+ Contractually Past Due

                                       Group I Aggregate Principal Balance of Balloon Loans                            0.00
                                       Group II Aggregate Principal Balance of Balloon Loans                           0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                       Group I Current Period Realized Losses                                          0.00
                                       Group I Cumulative Realized Losses                                              0.00
                                       Group II Current Period Realized Losses                                         0.00
                                       Group II Cumulative Realized Losses                                             0.00
                                       Group II Cumulative Realized Losses                                             0.00

Sec. 4.03 (a)(xvi)        Reserve Fund

                                       Beginning Balance of Reserve Fund                                               0.00
                                       Funds Withdrawn From Reserve Fund For Distribution                              0.00
                                       Funds Deposited to Reserve Fund                                                 0.00
                                       Ending Balance of Reserve Fund                                                  0.00

Sec. 4.03 (a)(xvii)       Number of Loans Repurchased

                                       Group I Number of Loans Repurchased                                             0.00
---------------------------------------------------------------------------------------------------------------------------

JPMORGAN [Graphic Appears Here]                                  COPYRIGHT 2005 J.P.MORGAN CHASE & CO. ALL RIGHTS RESERVED.
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                                                                                                                Page 7 of 7

                                       POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-A
                                                     SEPTEMBER 26, 2005
---------------------------------------------------------------------------------------------------------------------------
                                           Group II Number of Loans Repurchased                                        0.00
Sec. 4.03 (a)(xviii)                Weighted Average Mortgage Rate of Outstanding Loans
                                     (as of first day of related Due Period)

                                           Group I Weighted Average Mortgage Rate                                     6.94%
                                           Group II Weighted Average Mortgage Rate                                    6.93%

Sec. 4.03 (a)(xix)                  Weighted Average Remaining Term of Outstanding Loans

                                           Group I Weighted Average Remaining Term                                      338
                                           Group II Weighted Average Remaining Term                                     355

Sec. 4.03 (a)(xxi),(xxii),(xxiii)   Overcollateralization Amounts

                                           Overcollateralization Amount                                        1,722,170.00
                                           Overcollateralization Target Amount                                 5,281,161.47
                                           Overcollateralization Release Amount                                        0.00
                                           Overcollateralization Deficiency Amount                             3,558,991.47

Sec. 4.03 (a)(xxiv)                 Trigger Events

                                           Has a Trigger Event Occurred and is continuing?                               NO
                                           Cumulative Realized Losses as a percentage of the Original Pool Balance    0.00%
                                           Senior Enhancement Percentage                                             26.92%
                                           Senior Specified Enhancement Percentage                                   53.80%

Sec. 4.03 (a)(xxv)                 60+ Day Delinquent Loans

                                           60+ Day Delinquent Loans as a percentage of the current Pool Balance       0.33%
Sec. 4.03 (a)(xxvi)                 Amount of Funds Collected by Trustee under Yield Maintenance Agreement             0.00








---------------------------------------------------------------------------------------------------------------------------

JPMORGAN [Graphic Appears Here]                                  COPYRIGHT 2005 J.P.MORGAN CHASE & CO. ALL RIGHTS RESERVED.
---------------------------------------------------------------------------------------------------------------------------
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